Trade and other payables	12 Months Ended
Apr. 30, 2025
Trade And Other Payables
Trade and other payables

14. Trade and other payables

	April 30, 2024	April 30, 2025	April 30, 2025
	SGD	SGD	USD
Trade payables:
- third parties	2,614,237	2,466,430	1,889,406

Other payables:
Amount due to a director	55,899	528,012	404,483
Other payables	10,002	-	-
GST payables, net	49,360	81,365	62,330
Accrued expenses	1,114,498	1,653,569	1,266,714
Dividends payable	-	600,000	459,629
	1,229,759	2,862,946	2,193,156

Total trade and other payables	3,843,996	5,329,376	4,082,562

Trade payables are non-interest bearing and are normally settled within 45 days (2024: 45 days).

The amount due to a director and dividends payable are non-trade in nature, unsecured, non-interest bearing and repayable on demand.

Accrued expenses mainly consist of accrued professional fees and subcontractors’ costs.